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                        56 Prospect Street      Phone 860 403-5541
                        PO Box 150480           Toll Free 800 814-1897 Ext 5541
                        Hartford CT 06115-0480  Fax 860 403-5670
                                                Email jim_salonia@phl.com


PHOENIX                                          JAMES K. SALONIA
INVESTMENT PARTNERS, LTD.                        Vice President
                                                 Institutional Divison


    July 7, 2000

    Mr. James Dore
    PXRE Corporation
    399 Thornall Street, Fourteenth Floor
    Edison, New Jersey 08837

    Dear Jim:

    Re:  SVO Filings

    This letter serves as follow up to the SVO Filings agreement originally presented to Mr. Kimmel in June 1999 for final signature. The text of the letter has not been changed.

    In addition to the investment management and advisory services provided by Phoenix Investment Counsel, Inc. ("PIC") pursuant to certain amended Investment Advisory Agreements ("Agreements") between PIC and PXRE Corporation; Transnational Insurance Company and PXRE Reinsurance Company (together "PXRE"); PIC will prepare all required new filings and updates ("Filings") with the Securities Valuation Office of the National Association of Insurance Commissioners ("SVO") for those securities heretofore purchased and to be purchased in the future by PIC for such accounts and portfolios managed by PIC under the Agreements for the duration of such Agreements.

    PIC shall have no duty, obligation or responsibility to prepare Filings for securities owned by PXRE but managed by someone other than PIC or for securities held in an account or portfolio but not purchased for the portfolio by PIC. However, at your request, PIC agrees to prepare SVO Filings for securities not purchased by PIC, provided that PIC receives any and all information necessary to prepare such Filings from Phoenix Home Life Mutual Insurance Company's (PHL) Investment Accounting department. If, after reasonable attempts to obtain such information from PHL or PXRE, PIC does not receive all of the information it deems necessary in its sole discretion to prepare such Filings, PIC shall have no obligation or duty to prepare the Filings so requested.

    Upon your request, PIC further agrees to provide training support to designated PXRE staff for a period of one year from the date of this letter agreement or for such longer period as agreed to in writing by PIC and PXRE.

    PXRE specifically acknowledges and agrees that neither PIC or any of PIC's officers, directors, employees or agents shall be liable hereunder for any action taken or not taken in providing the services hereunder and PXRE agrees to pay for or reimburse PIC for any and all out-of-pocket expenses incurred in the performance of the services hereunder including but not limited to, filing fees. PIC estimates Filing fees and out-of-pocket expenses to be $300 per security at this time and agrees to charge PXRE no more than $300 per security Filing made by PIC under the terms of this Agreement for the period ending 6/30/00. This letter agreement may be terminated by either PIC or PXRE at any time and for any reason by written notice to the other.

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July 7, 2000
Mr. Dore
Page 2


The terms and conditions set forth herein constitute the entire agreement between PIC and PXRE and supercede all prior oral and written statements of any kind whatsoever made by either party or their representatives. This letter agreement may only be modified in writing and shall be construed under the laws of the State of Connecticut.

If you are in agreement with the foregoing terms, please sign the enclosed copy of this letter in the space provided and return to me.

                                       PHOENIX INVESTMENT COUNSEL, INC.

                                       By: /s/ James K. Salonia
                                           -----------------------------

                                      Its:         Vice President
                                           -----------------------------


Agreed to this 7 day of July, 2000.



PXRE REINSURANCE COMPANY
PXRE CORPORATION AND
TRANSNATIONAL INSURANCE COMPANY

By:   /s/  James Dore
      ----------------------------
      James Dore

Their: EVP/CFO
      ---------------------------